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                                                                      Exhibit 21


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                            AZTEC MANUFACTURING CO.

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                            -----------------------
 ------------------------                             --------------------------
  Aztec Industries, Inc.      Arbor-Crowley, Inc.      Atkinson Industries, Inc.
 ------------------------                             --------------------------
                            -----------------------

 ------------------------                               ------------------------
     Aztec Industries                                            Arizona
     Moss Point, Inc.                                       Galvanizing, Inc.
 ------------------------                               ------------------------

                                                        ------------------------
 ------------------------ -----------  ---------------  Hobson Galvanizing, Inc.
         Automatic        Aztec Group  Aztec Holdings,
      Processing, Inc.      Company         Inc.        ------------------------
 ------------------------ -----------  ---------------


 ------------------------

    The Calvert Co., Inc.  1%                      99%
 ------------------------
                            ------------------------

 ------------------------     Aztec Manufacturing
                               Partnership, Ltd.
         Gulf Coast         ------------------------
      Galvanizing, Inc.
 ------------------------
                            ------------------------

 ------------------------     Aztec Manufacturing
                            Waskom Partnership, Ltd.
          Arkansas          ------------------------
     Galvanizing, Inc.
 ------------------------
                            ------------------------

                                  Rig-A-Lite
                               Partnership, Ltd.
                            ------------------------

                                  Exhibit 21
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